                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                        GLOBAL PHARMACEUTICAL CORPORATION
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

[GRAPHIC OMITTED]

                       GLOBAL PHARMACEUTICAL CORPORATION



Dear Stockholder:


     You are cordially invited to attend the Company's Annual Meeting of Stockholders to be held on Wednesday, May 12, 1999 at 10:00 A.M., Eastern Standard Time, at Mellon Bank Center, 1735 Market Street, 8th Floor, Forum Room, Philadelphia, Pennsylvania.

     The formal Notice of Meeting and the accompanying Proxy Statement set forth proposals for your consideration this year. You are being asked to elect directors, to act upon a proposal to approve certain amendments to the Company's 1995 Stock Incentive Plan, to act upon a proposal to approve an amendment to the Certificate of Incorporation to increase the number of authorized shares and to ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company.

     At the meeting, the Board of Directors will also report on the affairs of the Company, and a discussion period will be provided for questions and comments of general interest to stockholders.

     We look forward to greeting personally those of you who are able to be present at the meeting. However, whether or not you are able to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to sign, date and mail, at your earliest convenience, the enclosed proxy in the envelope provided for your use.

     Thank you for your cooperation.


                                              Very truly yours,



[GRAPHIC OMITTED]

                                              BARRY R. EDWARDS
                                              President and Chief Executive
                                              Officer



April 14, 1999

[GRAPHIC OMITTED]

                       GLOBAL PHARMACEUTICAL CORPORATION
                         Castor and Kensington Avenues
                       Philadelphia, Pennsylvania 19124

                             ---------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 12, 1999

                            ---------------------
     To the Stockholders of Global Pharmaceutical Corporation:


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Global Pharmaceutical Corporation (the "Company") will be held on Wednesday, May 12, 1999 at 10:00 A.M., Eastern Standard Time, at Mellon Bank Center, 1735 Market Street, 8th Floor, Forum Room, Philadelphia, Pennsylvania, for the following purposes:


            (1)  To elect ten directors to serve for the ensuing year.


            (2) To consider and act upon a proposal to approve amendments to the Company's 1995 Stock Incentive Plan.


            (3) To consider and act upon a proposal to amend the Certificate of Incorporation to increase the number of authorized shares.


            (4) To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 1999.


            (5) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.


     Only stockholders of record at the close of business on April 2, 1999 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.


     All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, each stockholder is urged to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided. No postage is required if the proxy is mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.




                                          By Order of the Board of Directors
[GRAPHIC OMITTED]

                                          CORNEL C. SPIEGLER
                                          Secretary



Philadelphia, Pennsylvania
April 14, 1999

                        GLOBAL PHARMACEUTICAL CORPORATION
                          Castor and Kensington Avenues
                        Philadelphia, Pennsylvania 19124


                              ---------------------
                                 PROXY STATEMENT
                              ---------------------

                               GENERAL INFORMATION


General

     This Proxy Statement (first mailed to stockholders on or about April 14, 1999) is furnished to the holders of Common Stock, par value $.01 per share (the "Common Stock"), Series C Convertible Preferred Stock, par value $.01 per share (the "Series C Preferred"), and Series D Convertible Preferred Stock, par value $.01 per share (the "Series D Preferred"), of Global Pharmaceutical Corporation (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting"), or at any adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held on Wednesday, May 12, 1999 at 10:00 A.M., Eastern Standard Time, at Mellon Bank Center, 1735 Market Street, 8th Floor, Forum Room, Philadelphia, Pennsylvania.

     It is proposed that at the Annual Meeting: (i) ten directors be elected,
(ii) the stockholders approve amendments to the Company's 1995 Stock Incentive Plan (the "1995 Plan") adopted by the Board of Directors on March 22, 1999, subject to approval of the stockholders at the Annual Meetng, which (a) increase by 200,000 the number of shares that may be issued thereunder, (b) provide for the discretionary grant by the Board of Directors, in its sole discretion, of options to directors, (c) reduce the annual automatic grant of options to non-employee directors who were directors of the Company after September 1, 1995 from 10,000 to 5,000 shares, and (d) limit the number of options which may be granted to any employee under the 1995 Plan during any single calendar year to 100,000, (iii) an amendment to the Certificate of Incorporation to increase the number of authorized shares be approved, and (iv) the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company for the fiscal year ending December 31, 1999 be ratified.

     Management currently is not aware of any other matters that will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters.

     Proxies for use at the Annual Meeting are being solicited by the Board of Directors of the Company. Proxies will be solicited chiefly by mail; however, certain officers, directors, employees and agents of the Company, none of whom will receive additional compensation therefor, may solicit proxies by telephone, telegram or other personal contact. The Company will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares of Common Stock, Series C Preferred and Series D Preferred (collectively, the "Capital Stock").


Revocability and Voting of Proxy

     A form of proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Unless otherwise indicated on the form of proxy, shares of Capital Stock represented by any proxy in the enclosed form, assuming the proxy is properly executed and received by the Company prior to the Annual Meeting, will be voted with respect to the following items on the agenda: (i) the election of each of the nominees for director as shown on the form of proxy
(ii) the approval of the proposed amendments to the 1995 Plan, (iii) the adoption of the proposed amendment to the Certificate of Incorporation to increase the number of authorized shares and (iv) the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company.

     Stockholders may revoke the authority granted by their execution of a proxy at any time prior to the effective exercise of the powers conferred by that proxy by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. Shares of Capital Stock represented by executed and unrevoked proxies will be voted in accordance with the instructions specified in such proxies. If no specifications are given, the proxies intend to vote the shares represented thereby "for" the election of each of the nominees for director as shown on the form of proxy, "for" the approval of the proposed amendments to the 1995 Plan, "for" the proposed amendment to the Certificate of Incorporation to increase the number of authorized shares and "for" the ratification of the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company, and in accordance with their best judgment on any other matters that may properly come before the meeting.


Record Date and Voting Rights

     On April 2, 1999, there were 7,254,053 shares of Common Stock, 9,000 shares of Series C Preferred and 30,000 shares of Series D Preferred outstanding. Only stockholders of record at the close of business on April 2, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     Each share of Common Stock is entitled to one vote upon each of the matters to be presented at the Annual Meeting. The holders of shares of Series C Preferred and Series D Preferred vote, in general, as a single class with the holders of the Common Stock, on all matters voted on by the stockholders of the Company, with each holder of Series C Preferred or Series D Preferred entitled to the number of shares of Common Stock into which that holder's shares would then be convertible. At the Record Date, each share of Series C Preferred and Series D Preferred was convertible into 50 shares of Common Stock. Accordingly, as of the Record Date, the holders of the shares of Common Stock, Series C Preferred and Series D Preferred are entitled to cast a total of 9,204,053 votes.

     The affirmative vote of the holders of a plurality of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of the amendments to the 1995 Plan and of the ratification of the appointment of PricewaterhouseCoopers LLP. The affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting is required for the approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares.

     Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted with respect to the specific matter being voted upon. As a result, abstentions from the vote to consider the adoption of the amendments to the 1995 Plan, of the amendment to the Certificate of Incorporation to increase the number of authorized shares and the ratification of the appointment of PricewaterhouseCoopers LLP and broker non-votes are effectively treated as votes against the proposals, making it more difficult to obtain the necessary approval for these proposals. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner.

                    BENEFICIAL OWNERSHIP OF COMMON STOCK BY
                      CERTAIN STOCKHOLDERS AND MANAGEMENT

     The following table sets forth information as of March 16, 1999 (except as otherwise noted in the footnotes) regarding the beneficial ownership of the Company's Capital Stock of: (i) each person known by the Company to own beneficially more than five percent of the outstanding Common Stock, Series C Preferred or Series D Preferred; (ii) each director and nominee for election as a director of the Company; (iii) each executive officer named in the Summary Compensation Table (see "Executive Compensation"); and (iv) all directors and executive officers of the Company as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed.



                                                                             Series C                   Series D
                                               Common Stock             Preferred Stock**           Preferred Stock**
                                        --------------------------  --------------------------  -------------------------
Name and Address of Beneficial Owner     No. of Shares    Percent    No. of Shares    Percent    No. of Shares    Percent
--------------------------------------  ---------------  ---------  ---------------  ---------  ---------------  --------
Robert L. Burr(1) ....................            0                       0                           0
 c/o Fleming Capital Management
 Robert Fleming, Inc.
 320 Park Avenue
 New York, NY 10022
Philip R. Chapman(2) .................       14,013           *           0                           0
 c/o Venad Administrative
 Services, Inc.
 342 Madison Avenue - Suite 807
 New York, NY 10173
David J. Edwards(1) ..................            0                       0                           0
 c/o Fleming Capital Management
 Robert Fleming, Inc.
 320 Park Avenue
 New York, NY 10022
Barry R. Edwards(3) ..................       43,708           *           0                           0
 c/o Global Pharmaceutical
 Corporation
 Castor & Kensington Avenues
 Philadelphia, PA 19124
Gary Escandon(4) .....................      124,894          1.7          0                           0
 c/o Alvaro P. Escandon, Inc.
 17 Prospect Street
 Highlands, NJ 07732
G. Thomas Finnegan ...................            0                       0                           0
 c/o Fincoh Partners, LP
 908 Calibre Woods Drive
 Atlanta, GA 30329
George F. Keane(5) ...................       51,333           *           0                           0
 c/o Trigen Energy Corporation
 237 Mayfield Drive
 Trumbull, CT 06611
Michael Markbreiter(6) ...............        3,333           *           0                           0
 c/o Kingdon Capital
 Management Corp.
 152 West 57th Street
 New York, NY 10019


                                                                                Series C                   Series D
                                                  Common Stock             Preferred Stock**           Preferred Stock**
                                           --------------------------  --------------------------  -------------------------
Name and Address of Beneficial Owner        No. of Shares    Percent    No. of Shares    Percent    No. of Shares    Percent
-----------------------------------------  ---------------  ---------  ---------------  ---------  ---------------  --------
Max L. Mendelsohn(7) ....................       165,766         2.3             0                            0
 c/o Global Pharmaceutical
 Corporation
 Castor and Kensington Avenues
 Philadelphia, PA 19124
John W. Rowe, M.D.(8) ...................        43,333          *              0                            0
 c/o Mount Sinai - NYU
 Medical Center and Health System
 One Gustave L. Levy Place
 New York, NY 10029
Udi Toledano(9) .........................       242,592         3.3             0                            0
 545 Madison Avenue
 Suite 800
 New York, NY 10022
Marc Feinberg(10) .......................        35,136          *              0                            0
 c/o Global Pharmaceutical
 Corporation
 Castor and Kensington Avenues
 Philadelphia, PA 19124
Seymour Hyden, Ph.D.(11) ................        26,341          *              0                            0
 c/o Global Pharmaceutical
 Corporation
 Castor and Kensington Avenues
 Philadelphia, PA 19124
Cornel Spiegler(12) .....................        48,504          *              0                            0
 c/o Global Pharmaceutical
 Corporation
 Castor and Kensington Avenues
 Philadelphia, PA 19124
Joseph A. Storella(13) ..................        41,000          *              0                            0
 c/o Global Pharmaceutical
 Corporation
 Castor and Kensington Avenues
 Philadelphia, PA 19124
Frederick R. Adler(14) ..................       729,345        10.0             0                            0
 c/o Venad Management, Inc.
 1520 South Ocean Boulevard
 Palm Beach, FL 33480
Bear Stearns Asset
 Management Inc.(15) ....................       985,253        13.2         9,000         100                0
 575 Lexington Avenue
 New York, NY 10167
Robert Fleming Inc.(16) .................     1,875,000        20.5             0                       30,000         100
Fleming US Discovery Fund III, L.P. .....     1,616,000        17.7             0                       25,856         86.2
Fleming US Discovery Offshore
 Fund III, L.P. .........................       259,000         2.8             0                        4,144         13.8
 c/o Robert Fleming, Inc.
 320 Park Avenue, 11th Floor
 New York, NY 10022


                                                                                  Series C                   Series D
                                                    Common Stock             Preferred Stock**           Preferred Stock**
                                             --------------------------  --------------------------  -------------------------
Name and Address of Beneficial Owner          No. of Shares    Percent    No. of Shares    Percent    No. of Shares    Percent
-------------------------------------------  ---------------  ---------  ---------------  ---------  ---------------  --------
Kingdon Capital Management
 Corporation(17) ..........................     1,882,353         25.9         0                           0
Kingdon Offshore N.V. .....................     1,129,412         15.5         0                           0
Kingdon Associates, L.P. ..................       376,471          5.2         0                           0
Kingdon Partners, L.P. ....................       376,470          5.2         0                           0
 c/o Kingdon Capital
 Management Corp.
 152 West 57th Street
 New York, NY 10019
All directors and executive officers
as a group (15 Persons) (2) - (13) ........       905,323         12.5         0                           0

------------
 * Less than one percent.

** At the option of each holder, as of March 16,1999, each share of Series C
   Preferred and Series D Preferred was convertible at any time into 50 shares of the Company's Common Stock.

 (1) Messrs. Robert Burr and David Edwards are employees of Fleming Capital Management, a subsidiary of Robert Fleming, Inc. See also Note 16.

 (2) Includes options to purchase 1,667 shares of Common Stock which may be exercised within 60 days. Does not include 50,000 shares of Common Stock owned by a limited partnership of which Mr. Chapman's wife is the sole general partner and 575,350 shares of Common Stock held by the Frederick
     R. Adler Intangible Asset Management Trust, of which Mr. Chapman's wife serves as trustee.

 (3) Includes options to purchase 42,708 shares of Common Stock which may be exercised within 60 days.

 (4) Includes 7,500 shares of Common Stock owned by the Alvaro P. Escandon Inc. Money Purchase Pension Plan dated 12/1/80, with respect to which Mr. Escandon disclaims beneficial ownership. Also includes options to purchase 1,667 shares of Common Stock and a warrant to purchase 3,500 shares of Common Stock which may be exercised within 60 days.

 (5) Includes options immediately exercisable for 43,333 shares of Common
     Stock.

 (6) Consists of options immediately exercisable for 3,333 shares of Common Stock. Does not include shares beneficially owned by Kingdon Capital Management Corporation ("KCMC"), the general partner of M. Kingdon Offshore, N.V., Kingdon Associates, L.P. and Kingdon Partners, L.P. (collectively, "Kingdon"), with which Mr. Markbreiter is associated.

 (7) Includes options to purchase 70,000 shares of Common Stock and a warrant to purchase 3,500 shares of Common Stock which may be exercised within 60 days.

 (8) Consists of options immediately exercisable for 43,333 shares of Common Stock.

 (9) Includes 68,568 shares of Common Stock owned by Mr. Toledano's wife and 22,529 shares of Common Stock owned by a trust for the benefit of minor children of Mr. Toledano, all of which shares Mr. Toledano disclaims beneficial ownership. Also includes options to purchase 1,667 shares of Common Stock and a warrant to purchase 14,000 shares of Common Stock exercisable within 60 days.

(10) Includes options to purchase 31,000 shares of Common Stock which may be exercised within 60 days.

(11) Includes options to purchase 23,000 shares of Common Stock which may be exercised within 60 days.

(12) Includes options to purchase 36,667 shares and a warrant to purchase 3,500 shares of Common Stock which may be exercised within 60 days.

(13) Includes options to purchase 36,000 shares of Common Stock which may be exercised within 60 days.

(14) Includes 136,495 shares of Common Stock held by 1520 Partners, Ltd., a limited partnership of which Mr. Adler is the general partner, and 575,350 shares of Common Stock held by Frederick R. Adler Intangible Asset Management Trust. Mr. Adler may be deemed to be the beneficial owner of the shares of Common Stock held by 1520 Partners, Ltd. and the Frederick
     R. Adler Intangible Asset Management Trust, with respect to which shares Mr. Adler disclaims beneficial ownership. Also includes a warrant to purchase 17,500 shares of Common Stock which may be exercised within 60 days.

(15) The source of this information is the Schedule 13G, dated March 10, 1999 filed with the Securities and Exchange Commission. Such Schedule 13G reported that Bear Stearns Asset Management, Inc. has sole power to dispose or direct the disposition of 1,435,253 shares which is beneficially owned. Includes 450,000 shares of Common Stock which are issuable upon the conversion of 9,000 shares of Series C Preferred and a warrant to purchase 225,000 shares of Common Stock which may be exercised within 60 days.

(16) Consists of 1,500,000 shares of Common Stock which are issuable upon the conversion of 30,000 shares of Series D Preferred and warrants to purchase an aggregate of 375,000 shares of Common Stock which may be exercised within 60 days. Does not include an aggregate of 20,000 shares of Series D Preferred (convertible into 1,000,000 shares of Common Stock) and warrants to purchase 250,000 shares of Common Stock, which the Company has agreed to sell prior to June 30, 1999, subject to stockholder approval of Proposal No. 3 below.

(17) KCMC, the general partner of Kingdon, is deemed to be the beneficial owner of the 1,882,353 shares of Common Stock held by Kingdon.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

     Ten directors (constituting the entire Board) are to be elected at the Annual Meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified. If any of these nominees becomes unavailable for any reason, or if a vacancy should occur before the election, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee or to fill the vacancy on the Board. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.

     In connection with the sale by the Company on March 2, 1999 of 30,000 shares of Series D Preferred and, subject to stockholder approval of Proposal No. 3, the agreement to sell an additional 20,000 shares of Series D Preferred prior to June 30, 1999, the Company agreed with the purchasers of Series D Preferred (the "Series D Purchasers") that the number of members of the Company's Board of Directors would be limited to nine members. The Series D Purchasers have agreed to waive this limitation and allow the Board of Directors to consist of ten directors until September 30, 1999 and, accordingly, ten directors are being elected by the Company's stockholders at the Annual Meeting. The Company intends to continue to discuss with the Series D Purchasers the appropriate number and composition of the Board of Directors. In the event that the Series D Purchasers do not agree to extend the waiver until the Company's next annual meeting, the Company will be required to request that one member of the Board of Directors resign his position. The request, if any, will be made by the Board of Directors of the Company and the identity of the Director requested to resign will be at the Board's discretion. At the present time, the Director, if any, who may be required to resign has not been identified.

     The nominees, their ages and the year in which each became a director and their principal occupations or employment during the past five years are as follows:




                                         Director
             Name                Age      Since     Position
-----------------------------   -----   ---------   ---------------------------
Robert L. Burr ..............    48          --     Director Nominee
Philip R. Chapman ...........    37        1995     Director
Barry R. Edwards ............    42        1999     President, Chief Executive
                                                     Officer and a Director
David J. Edwards ............    33          --     Director Nominee
Gary Escandon ...............    51        1995     Director
George F. Keane .............    69        1995     Director
Michael Markbreiter .........    36        1997     Director
Max L. Mendelsohn ...........    65        1993     Chairman and Director
John W. Rowe, M.D. ..........    54        1995     Director
Udi Toledano ................    48        1995     Director

------------
     Robert L. Burr has been a director of Fleming Capital Management, a subsidiary of Robert Fleming Inc., a global merchant bank, since 1995. From 1992 to 1995, Mr. Burr was head of Private Equity at Kidder, Peabody & Co., Inc. Prior to that time, Mr. Burr served as the Managing General Partner of Morgan Stanley Ventures and General Partner of Morgan Stanley Venture Capital Fund L.L.P. and was a corporate lending officer with Citibank, N.A. Mr. Burr received an MBA from Columbia University and a BA from Stanford University.

     Philip R. Chapman has been a principal in Adler & Company, a venture capital management firm, since 1991 and became a General Partner in 1995. Mr. Chapman is the son-in-law of Frederick R. Adler, a beneficial owner of greater than 5% of the outstanding voting shares. Prior to joining Adler & Company, Mr. Chapman was a senior consultant with Booz Allen & Hamilton International, a management consulting company based in London. Mr. Chapman serves as a director of Shells Seafood Restaurants, Inc., a chain of seafood restaurants and of Integrated Packaging Assembly Corp., a semi-conductor packaging company, as well as of a number of private companies. Mr. Chapman served as Executive Vice President and President of the Company during a portion of 1995.

     Barry R. Edwards has been President since August 1998 and Chief Executive Officer and a director of the Company since January 1999. From 1996 to 1998, Mr. Edwards was Vice President, Marketing and Business Development for Teva Pharmaceuticals USA, a manufacturer of generic drugs. From 1991 to 1996, Mr. Edwards served as Executive Director of Gate Pharmaceuticals, a division of Teva Pharmaceuticals USA. Prior to 1991, Mr. Edwards held a number of management functions in strategic planning, corporate development, business development and marketing at Teva Pharmaceuticals USA.

     David J. Edwards has been a Vice President at Fleming Capital Management since 1994. Prior to that time, Mr. Edwards was an Associate with Booz Allen & Hamilton, a strategic management consulting company based in New York. From 1987 to 1990 Mr. Edwards was a Process Engineer with Exxon Chemical Corporation. Mr. Edwards received an MBA from Harvard Business School and a Masters in Engineering from Cambridge University.

     Gary Escandon is President of Alvaro P. Escandon Inc., a domestic and international supplier of home furnishing textile piece goods that he organized in 1978. From 1991 to 1995, Mr. Escandon was President of Refreshment Service Corp. and from 1974 to 1978, served as Director of Sales Promotion at The Mennen Company, a manufacturer of health and beauty aids. From 1972 to 1974, Mr. Escandon served as Sales Promotion Coordinator at Bristol-Myers Company. Mr. Escandon has served on the Board of Trustees of Muhlenberg College since 1993.

     George F. Keane has been Chairman of the Board of Trigen Energy (TGN) since 1994. Previously, Mr. Keane was the founding chief executive officer of The Common Fund in 1971, and of Endowment Advisers, Inc. and Endowment Realty Investors in 1988. He served as President of these nonprofit organizations until 1993. Now called Commonfund Group, these organizations manage over $20 billion in endowment and operating funds for more than 1200 colleges throughout the U.S. Mr. Keane also serves on several other boards, including as Director of Northern Trust of Connecticut since 1991, Nicholas-Applegate Investment Trust since 1993, the Bramwell Mutual Funds since 1994, Universal Stainless & Alloy Products since 1994, the Universal Bond Fund since 1995, and United Water Resources and its affiliated companies since 1995. Mr. Keane also serves as a member of the Investment Advisory Committee for the $100 billion New York State Common Retirement Fund, is Chairman of the Investment Committee of the United Negro College Fund, and is Vice Chairman of his alma mater Fairfield University.

     Michael Markbreiter has been a portfolio manager for private equity investments for Kingdon Capital Management Corp., a manager of investment fund since August 1995. In April 1994, Mr. Markbreiter co-founded Ram Investment Corp., a venture capital company. From March 1993 to January 1994, Mr. Markbreiter served as a portfolio manager for Kingdon Capital Management Corp. From December 1989 to February 1993, Mr. Markbreiter was an analyst at Alliance Capital Management Corp. From July 1993 to September 1989, Mr. Markbreiter was an Executive Editor for Arts of Asia magazine. Mr. Markbreiter has served as a Director of Alyn Corporation, an advanced materials producer, since May 1996. Mr. Markbreiter graduated from Cambridge University with a degree in Engineering.

     Max L. Mendelsohn has been Chairman of the Company since August 1998. From 1995 to 1998, Mr. Mendelsohn was President and Chief Executive Officer of the Company. From 1970 to 1990, Mr. Mendelsohn was President and Chief Executive Officer of Barre-National, Inc., a manufacturer of liquid pharmaceutical products. From 1991 to 1995, Mr. Mendelsohn served as Vice

President of Business Development of Pharmakinetics Laboratories, Inc., a provider of clinical and analytical services to United States and Canadian pharmaceutical companies. Mr. Mendelsohn has been a director of the Generic Pharmaceutical Industry Association since 1987 and has served as Secretary-Treasurer of that organization since March 1997.

     John W. Rowe, M.D. is President and Chief Executive Officer of The Mount Sinai School of Medicine and The Mount Sinai -- NYU Medical Center and Health System in New York City, where he also serves as a Professor of Medicine and of Geriatrics and Adult Development. Before joining Mount Sinai in 1988, Dr. Rowe was Professor of Medicine and the founding Director of the Division on Aging at Harvard Medical School and Chief of Gerontology at Beth Israel Hospital. He has authored over 200 scientific publications, most of them concerning the basic biology and physiology of the aging process, as well as several textbooks on geriatric medicine. Since 1985, Dr. Rowe has been a director of the MacArthur Foundation Research Network on Successful Aging. From 1987 to 1993, Dr. Rowe served on the Board of Governors of the American Board of Internal Medicine. Since 1989, Dr. Rowe has been a member of the Institute of Medicine of the National Academy of Sciences and Chair, Council on Biomedical Research and Development of the New York Academy of Medicine. Dr. Rowe has been a participant and a member of numerous medical committees and advisory panels and is the recipient of many awards and honors within the medical community.

     Udi Toledano has been the President of Andromeda Enterprises, Inc., a private investment company, since December 1993. From 1983 to December 1993, he was the president of CR Capital Inc., a private investment company. Mr. Toledano has served on boards of both public and private companies in various fields including healthcare and technology. Mr. Toledano has been a director of Universal Stainless & Alloy Products, Inc., a manufacturer of specialty steel products, since July 1994.


Committees

     The Board of Directors of the Company has an Executive Committee, Audit Committee, Compensation Committee and Stock Option Committee. During the fiscal year ended December 31, 1998, each director then in office, except for Mr. Michael Markbreiter, attended not less than 75% of the aggregate number of meetings of the Board of Directors and meetings of the committee of the Board on which he served which were held while such person served in office. The Board of Directors held four meetings during the fiscal year ended December 31, 1998.

     The Executive Committee, established in September 1995, consisted of Messrs. Mendelsohn, Chapman, Escandon, Markbreiter and Toledano during the fiscal year 1998. The Executive Committee has all the powers of the Company's Board of Directors except that it is not authorized to amend the Company's Certificate of Incorporation, declare any dividends or issue shares of the capital stock of the Company. The Executive Committee held eight meetings during the fiscal year ended December 31, 1998. During the fiscal year ended December 31, 1998, each member of the Executive Committee attended not less than 75% of the aggregate number of meetings of this committee. In January 1999, Mr. Barry Edwards replaced Mr. Mendelsohn as a member of the Executive Committee.

     The Audit Committee, established in October 1995, currently consists of Mr. Toledano, as Chairman, and Messrs. Chapman, Escandon and Keane and Dr. Rowe. The Audit Committee reviews with the Company's independent accountants the scope and timing of their audit services, any other services they are asked to perform, the report of independent accountants on the Company's financial statements following completion of their audit and the Company's policies and procedures with respect to internal accounting and financial controls. In addition, the Audit Committee makes an annual recommendation to the Board of Directors concerning the appointment of independent accountants for the ensuing year. The Audit Committee met one time during the fiscal year ended December 31, 1998 with all members of the Committee in attendance except for Mr. Keane and Dr. Rowe.

     The Compensation Committee, established in October 1995, consisted of Mr. Escandon, as Chairman, and Messrs. Keane and Mendelsohn. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the compensation and benefits of all officers of the Company and reviews general policy matters relating to compensation and benefits of employees of the Company. Prior to the formation of the Stock Option Committee in March 1997, the Compensation Committee also administered the 1995 Plan. The Compensation Committee met four times during the fiscal year ended December 31, 1998 with all members of the Committee in attendance. In January 1999, Mr. Barry Edwards replaced Mr. Mendelsohn as a member of the Compensation Committee.

     The Stock Option Committee, established in March 1997, currently consists of Mr. Escandon, as Chairman, and Mr. Keane. Except with regard to director option grants, the Stock Option Committee reviews the stock option benefits of all officers of the Company and other participants in the 1995 Plan, reviews general policy matters relating to stock options, grants stock options to officers of the Company and other participants in the 1995 Plan and administers the 1995 Plan. The Stock Option Committee met four times during the fiscal year ended December 31, 1998 with all members of the committee in attendance.

     In March 1997, the Board of Directors authorized the formation of the Scientific Advisory Board to be chaired by Dr. Rowe. The Scientific Advisory Board has not held a meeting to date. See "Certain Relationships and Related Transactions".


Compensation of Directors

     Members of the Board of Directors of the Company received no annual remuneration for acting in that capacity during the fiscal year ended December 31, 1998. The Company's non-employee directors were paid $500 (plus reasonable expenses) for each attended meeting of the Board of Directors. Pursuant to the terms of the 1995 Plan, each non-employee director who was not a director of the Company on or before September 1, 1995 is granted an option to purchase 10,000 shares of Common Stock on the first business day after the Annual Meeting of Stockholders at which such non-employee director was elected (including re-elections) or, if elected at another time, on the date of such election. Under the 1995 Plan, each non-employee director who was a director of the Company prior to September 1, 1995 is similarly granted an option to purchase 5,000 shares of Common Stock. In May 1998, pursuant to the 1995 Plan, each of Mr. Keane and Dr. Rowe were granted options to purchase 10,000 shares of Common Stock at an exercise price of $4.125 per share and each of Messrs. Chapman, Escandon and Toledano received options to purchase 5,000 shares at an exercise price of $4.125 per share.

     On March 22, 1999, the Board of Directors adopted, subject to stockholder approval, certain amendments (the "Amendments") to the 1995 Plan, which Amendments are presented to the stockholders as Proposal No. 2 hereof. Among other things, the Amendments provide for the discretionary grant by the Board of Directors, in its sole discretion, of options to directors and reduce the annual automatic grant of options to non-employee directors who were directors of the Company after September 1, 1995 from 10,000 to 5,000 shares. In the event that these Amendments to the 1995 Plan are approved, each non-employee director will receive such annual grant of options to purchase 5,000 shares, as well as, if elected, the director nominees. Subject to the approval of the Amendments, on March 22, 1999, Messrs. Chapman, Escandon and Toledano were each granted options to purchase 20,000 shares of Common Stock at an exercise price of $2.0625 per share and Mr. Markbreiter was granted options to purchase 10,000 shares of Common Stock at an exercise price of $2.0625 per share. These option grants were made to such individuals in their capacity as members of the Executive Committee and in recognition of their significant time commitments and efforts over the past year on behalf of the Company.


Section 16(a) Beneficial Ownership Reporting Compliance

     To the Company's knowledge, the Company's directors, officers and beneficial owners of ten percent or more of the Company's Common Stock are in compliance with the reporting requirements of Section 16(a) under the Securities Exchange Act of 1934, as amended, except for a Schedule 13D by Kingdon Capital Management Corp.

Vote Required

     The ten nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instructions to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will not be counted as a vote for any such nominee.

     THE BOARD OF DIRECTORS DEEMS THE ELECTION AS DIRECTORS OF THE TEN NOMINEES LISTED ABOVE TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THESE NOMINEES.


                            EXECUTIVE COMPENSATION

     The following table summarizes the compensation earned by or paid to the Company's current and former President and Chief Executive Officer and the Company's other four most highly compensated executive officers for 1996, 1997 and 1998.



                                                                           Annual                              Long-Term
                                                                        Compensation                          Compensation
                                                     --------------------------------------------------   -------------------
                                                                                          Other Annual        Common Stock
                                                                                          Compensation     Underlying Options
       Name and Principal Position           Year       Salary ($)        Bonus ($)             $                 (#)
-----------------------------------------   ------   ---------------   ---------------   --------------   -------------------
Barry R. Edwards, President and             1998          93,363(1)         10,000(2)         5,472(3)           62,175
Chief Executive Officer
 (since January 1999)
Max L. Mendelsohn, President and            1998         160,818             1,650           18,063(4)           40,650
Chief Executive Officer *                   1997         153,578                --           18,172(4)           65,000(10)
                                            1996         150,001(5)             --           23,368(4)
Cornel C. Spiegler, Chief Financial         1998         138,817             1,391               --              10,870
Officer and Vice President--                1997         135,660                --               --              36,000(10)
Administration                              1996         131,144            25,000(6)            --
Joseph A. Storella, Vice President --       1998         135,985             1,365               --              10,000
Operations                                  1997         133,100                --               --              36,000(10)
                                            1996          78,500(7)             --               --
Marc M. Feinberg, Vice President --         1998         133,499             1,365               --
Quality Assurance andRegulatory Affairs     1997         133,100                --               --              36,000(10)
                                            1996          26,000(8)             --               --
Seymour Hyden, Ph.D. Vice President         1998         127,760(9)          1,300           13,943(4)
-- Scientific and Technical Affairs         1997          88,207                --           15,003(4)           36,000(10)

------------
  * Mr. Mendelsohn served as President and Chief Executive Officer of the Company from September 1995 through January 1999.

 (1) Mr. Edwards joined the Company in April 1998 as Executive Vice President and became President and Chief Executive Officer of the Company in January 1999.

 (2) Represents sign-on bonus.

 (3) Represents life insurance and long term disability along with gross-up tax payments with respect to such insurance payments and $3,336 in car allowance.

 (4) Represents life insurance and long-term disability insurance along with gross-up tax payments with respect to such insurance payments.

 (5) The salary includes $28,558 that was earned by Mr. Mendelsohn in 1995 and paid to him in 1996.

 (6) Bonus earned in 1995 and paid in 1996.

 (7) Mr. Storella has served as Vice President -- Operations of the Company since May 1996.

 (8) Mr. Feinberg has served as Vice President -- Quality Assurance and Regulatory Affairs since October 1996.

 (9) Dr. Hyden served as Vice President -- Scientific and Technical Affairs from March 1997 through March 1999.

(10) Represents cancellation of old options and the issuance of identical repriced new options having an exercise price of $3.125 per share.

     The following table sets forth information on option grants in the fiscal year ended December 31, 1998 to the persons named in the Summary Compensation Table.


                       OPTION GRANTS IN LAST FISCAL YEAR

                                                         % of Total Options
                                 Number of Securities        Granted to
                                  Underlying Options        Employees in        Exercise
Name                                    Granted             Fiscal Year       Price ($/SH)    Expiration Date
------------------------------  ----------------------  -------------------  --------------  ----------------
Barry R. Edwards .............          50,000                   23.3              5.00          03/25/08
                                        12,175                    5.7              2.00          11/19/08
Max L. Mendelsohn ............          25,000                   11.7              3.75          01/27/08
                                        15,650                    7.3              2.00          11/19/08
Cornel C. Spiegler ...........          10,870                    5.1              2.00          11/19/08
Joseph A. Storella ...........          10,000                    4.7              2.00          11/19/08
Marc M. Feinberg .............              --                    --                --                 --
Seymour Hyden, Ph.D. .........              --                    --                --                 --

------------
     The following table sets forth information with respect to unexercised stock options held at December 31, 1998 by the persons named in the Summary Compensation Table. There were no exercises of options to purchase Common Stock by such individuals during the fiscal year ended December 31, 1998.


              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                      Number of Unexercised             Value of Unexercised
                                         Options Held at              in-the-Money Options at
                                       Fiscal Year End (#)             Fiscal Year End($)(1)
                                 -------------------------------   ------------------------------
Name                              Exercisable     Unexercisable     Exercisable     Unexercisable
------------------------------   -------------   ---------------   -------------   --------------
Barry R. Edwards .............       12,500          37,500           0 (1)              0 (1)
                                          0          12,175           0              4,566 (2)
Max L. Mendelsohn ............       70,000          20,000           0 (3)              0 (3)
                                          0          15,650           0              5,869 (2)
Cornel C. Spiegler ...........       36,000          10,870           0              4,076 (2)
Joseph A. Storella ...........       31,000          15,000           0 (4)          3,750 (2)
Marc M. Feinberg .............       26,000          10,000           0 (4)              0 (4)
Seymour Hyden, Ph.D. .........       21,000          15,000           0 (4)              0 (4)

------------
(1) Computed based on the difference between the closing bid price per share of the Common Stock of $2.375 on December 31, 1998 and the exercise price of $5.00.

(2) Computed based on the difference between the closing bid price per share of the Common Stock of $2.375 on December 31, 1998 and the exercise price of $2.00.

(3) Computed based on the difference between the closing bid price per share of the Common Stock of $2.375 on December 31, 1998 and the exercise prices of $3.125 and $3.75, respectively.

(4) Computed based on the difference between the closing bid price per share of the Common Stock of $2.375 on December 31, 1998 and the exercise price of $3.125.

Employment Agreements

     Barry R. Edwards has entered into a three-year employment agreement with the Company effective March 1998. Mr. Edwards' employment agreement provides for a base annual salary of $145,000, which may be increased annually at the discretion of the Board of Directors, as well as stock options and a customary benefits package. Pursuant to Mr. Edwards' employment agreement, the Company paid him a $10,000 sign-on bonus in May 1998 and he is eligible to participate in an incentive bonus program of up to 24% of his base salary in accordance with pre-established individual, corporate and business goals. Other than the sign-on bonus, no other incentive bonus amounts were paid in 1998. In connection with his employment contract, the Company granted Mr. Edwards an option to purchase 50,000 shares of Common Stock at $5.00 per share. One-fourth of the options vested on each of March 25, 1998 and 1999 and the remaining one-half vests in monthly installments over the 24-month period beginning on March 25, 1999, in each case based on Mr. Edwards' continued employment during that time. The employment agreement grants to Mr. Edwards the position of Executive Vice President; in January 1999, Mr. Edwards became the Company's President and Chief Executive Officer.

     Max L. Mendelsohn, Pieter J. Groenewoud and Cornel C. Spiegler have entered into three-year employment agreements with the Company for the position of President and Chief Executive Officer; Vice President, Product Development; and Chief Financial Officer and Vice President--Administration; respectively, effective September 1995, May 1996, and September 1995. Messrs. Mendelsohn's, Groenewoud's and Spiegler's employment agreements provide for a base annual salary of $150,000, $90,000 and $125,000, respectively, which may be increased annually at the discretion of the Board of Directors, as well as stock options and a customary benefits package. Under Mr. Mendelsohn's employment agreement, he may be eligible for a performance-based bonus equal to $30,000 which amount was not earned in 1998.

     At the Company's option, the term of each of Messrs. Mendelsohn's, Groenewoud's and Spiegler's employment agreement may be extended for one additional year. The employment agreements of Messrs. Mendelsohn, Groenewoud and Spiegler prohibit them from (i) competing with the Company for one year following termination of employment with the Company and (ii) disclosing confidential information or trade secrets in any unauthorized manner. If one of those employees is discharged without cause (as defined in such employee's agreement), the Company will continue to pay such employee at his then current salary for the longer of six months or the remainder of the agreed upon employment period.

     In connection with his employment agreement, the Company granted Mr. Mendelsohn an option to purchase 12,500 shares of Common Stock at $5.75 per share and granted to him in December 1995 an additional option to purchase 52,500 shares of Common Stock at $8.50 per share. The options vested in equal monthly installments on the last day of each month occurring in the 36-month period beginning September 1, 1995, subject to Mr. Mendelsohn's continued employment. In conjunction with the repricing of all of the Company's stock options, Mr. Mendelsohn's options were cancelled effective December 19, 1997 and replaced with identical repriced new options having an exercise price of $3.125 per share. On January 27, 1998, Mr. Mendelsohn's employment agreement was extended by two years through September 1, 2000 at an annual salary of $165,000 and an option to purchase 25,000 shares of Common Stock at $3.75 per share was granted. Of the 25,000 shares granted, 5,000 shares became fully vested on January 27, 1998, 10,000 shares will become vested on September 1, 1999 and the remaining 10,000 shares will become vested on September 1, 2000. In January 1999, Mr. Mendelsohn became the non-executive Chairman of the Company and his employment agreement was replaced by a service agreement.

     In December 1995, in connection with his employment agreement, the Company granted Mr. Groenewoud an option to purchase 25,000 shares of Common Stock at $8.50 per share. One-third of the option vested on October 1, 1996 and the remaining two-thirds vested in monthly installments over the 24-month period beginning on October 1, 1996, in each case based on Mr. Groenewoud's continued employment during that time. In conjunction with the repricing of all of the Company's stock options, Mr. Groenewoud's options were cancelled effective December 19, 1997 and replaced with identical repriced new options having an exercise price of $3.125 per share. On January 27, 1998, Mr. Groenewoud was granted an option to purchase 11,000 shares of Common Stock at $3.75 per share to be vested in monthly installments through October 1, 1998.

     In connection with his employment agreement, in December 1995 the Company granted Mr. Spiegler an option to purchase 36,000 shares of Common Stock at $8.50 per share. One-third of the option vested on September 27, 1996 and the remaining two-thirds vested in monthly installments over the 24-month period beginning on September 27, 1996, in each case based on Mr. Spiegler's continued employment during that time. In conjunction with the repricing of all of the Company's stock options, Mr. Spiegler's options were cancelled effective December 19, 1997 and replaced with identical repriced new options having an exercise price of $3.125 per share.

     At various times during 1996 and 1997, Joseph Storella, Marc Feinberg, Mitchell Goldberg and Seymour Hyden entered into three-year employment agreements with the Company for the position of Vice President--Operations; Vice President--Quality Assurance and Regulatory Affairs; Vice President--Sales and Marketing; and Vice President--Scientific and Technical Affairs; respectively. Messrs. Storella's, Feinberg's and Goldberg's and Dr. Hyden's employment agreements provide for a base annual salary of $130,000, $130,000, $110,000 and $130,000, respectively, which may be increased annually at the discretion of the Board of Directors, as well as stock options and a customary benefits package. Under Mr. Goldberg's employment agreement, he received a sign-on bonus of $10,000. In addition, he was eligible for certain performance-based bonuses in 1997 in the amount of $5,000 per quarter in the event that the Company reached certain projected sales goals, which amount was to be proportionally increased in the event that such goals are exceeded, and $10,000 per quarter in 1998 in the event that such projections were met. In January, 1998, Mr. Goldberg was paid a sales bonus of $10,000 regarding the 1997 sales performance. In April 1998, Mr. Goldberg was paid a sales bonus of $10,000 regarding the quarter ended March 31, 1998 sales performance.

     The term of each of Messrs. Storella's, Feinberg's and Goldberg's and Dr. Hyden's employment agreement may be extended. The employment agreements of Messrs. Storella, Feinberg and Goldberg and Dr. Hyden prohibit them from (i) competing with the Company for one year following termination of employment with the Company and (ii) disclosing confidential information or trade secrets in any unauthorized manner. If Mr. Goldberg is discharged without cause (as defined in his agreement), the Company shall continue to pay Mr. Goldberg his then current salary for the lesser of six months or the remainder of the agreed upon employment period. If Messrs. Storella or Feinberg or Dr. Hyden is discharged without cause (as defined in such employee's agreement), the Company shall continue to pay such employee his then current salary for a period of six months.

     In 1996, in connection with his employment agreement, the Company granted Mr. Storella an option to purchase 36,000 shares of Common Stock at $9.13 per share. One-third of the option vested on May 20, 1997 and the remaining two-thirds vests in monthly installments over the 24-month period beginning on May 20, 1997, in each case based on Mr. Storella's continued employment during that time. In conjunction with the repricing of all of the Company's stock options, Mr. Storella's options were cancelled effective December 19, 1997 and replaced with identical repriced new options having an exercise price of $3.125 per share.

     In 1996, in connection with his employment agreement, the Company granted Mr. Feinberg an option to purchase 36,000 shares of Common Stock at $8.50 per share. One-third of the option vested on October 14, 1997 and the remaining two-thirds vests in monthly installments over the 24-month period beginning on October 14, 1997, in each case based on Mr. Feinberg's continued employment during that time. In conjunction with the repricing of all of the Company's stock options, Mr. Feinberg's options were cancelled effective December 19, 1997 and replaced with identical repriced new options having an exercise price of $3.125 per share.

     In 1997, in connection with his employment agreement, the Company granted Mr. Goldberg an option to purchase 36,000 shares of Common Stock at $8.50 per share. One-third of the option vested on March 17, 1998 and the remaining two-thirds vests in monthly installments over the 24-month period beginning on March 17, 1998, in each case based on Mr. Goldberg's continued employment during that time. In conjunction with the repricing of all of the Company's stock options, Mr. Goldberg's options were cancelled effective December 19, 1997 and replaced with identical repriced new options having an exercise price of $3.125 per share.

     In 1997, in connection with his employment agreement, the Company granted Dr. Hyden an option to purchase 36,000 shares of Common Stock at $8.50 per share. One-third of the option vested on March 31, 1998 and the remaining two-thirds vests in monthly installments over the 24-month period beginning on March 31, 1998, in each case based on Dr. Hyden's continued employment during that time. In conjunction with the repricing of all of the Company's stock options, Mr. Hyden's options were cancelled effective December 19, 1997 and replaced with identical repriced new options having an exercise price of $3.125 per share. Dr. Hyden terminated his employment with the Company in March 1999.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


Scientific Advisory Board

     In March 1997, the Board of Directors authorized the formation of a Scientific Advisory Board to be chaired by Dr. Rowe. The Scientific Advisory Board has not held a meeting to date, but once it commences its activities, the Board of Directors has authorized the following compensation plan: as Chairman, Dr. Rowe would receive an initial stipend of $30,000 along with options to purchase 15,000 shares of Common Stock having an exercise price equal to the fair market value on the date of the grant. Dr. Rowe would also receive an annual grant of an option to purchase 5,000 shares of Common Stock as well as an option to purchase 1,000 shares of Common Stock for each meeting attended, with a maximum of four meetings per year. Each other member of the Scientific Advisory Board would receive an option to purchase 2,000 shares of Common Stock on the date of joining the Scientific Advisory Board, a stipend of $1,000 per meeting and a grant of an option to purchase 750 shares of Common Stock for each meeting attended, with a maximum of four meetings per year.

                PROPOSAL NO. 2--APPROVAL OF CERTAIN AMENDMENTS
                  TO THE COMPANY'S 1995 STOCK INCENTIVE PLAN


     The Board of Directors has unanimously adopted, subject to stockholder approval, certain amendments to the 1995 Plan which would (i) increase the number of shares of Common Stock that may be issued thereunder from 750,000 shares to 950,000 shares, (ii) provide that directors are eligible to receive discretionary grants of options from the Board of Directors, in its sole discretion, (iii) reduce the annual grant of options to non-employee directors who were directors of the Company after September 1, 1995 from 10,000 to 5,000 shares, and (d) limit the number of options which may be granted to any employee under the 1995 Plan during any calendar year to 100,000 so that options granted to certain covered employees will be exempt from the deduction limitation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") (as described below). In May 1998, the Company's stockholders approved an amendment to increase the number of shares of Common Stock from 550,000 shares to 750,000 shares. As of March 16, 1999, the number of shares available for future grants under the 1995 Plan was 4,463, with no shares of Common Stock having been issued under the 1995 Plan.


     The 1995 Plan, as amended hereby, was adopted by the Board of Directors for the purpose of securing for the Company and its stockholders the benefits of ownership of Company stock options by all directors of the Company ("Directors") including non-employee Directors who commenced service after September 1, 1995 ("Eligible Directors"), non-employee Directors who commenced service on or before September 1, 1995 ("Pre-IPO Directors"), officers, other key employees and consultants ("Key Employees") of the Company (and certain subsidiary corporations) who are expected to contribute to the Company's future growth and success. At March 16, 1999, the Company's nine Directors, including four Eligible Directors, three Pre-IPO Directors and approximately 58 Key Employees (excluding consultants) were eligible to participate in the 1995 Plan. No awards may be granted under the 1995 Plan after September 14, 2005.


     The Committee (as defined below) may, in its sole discretion, grant options to Key Employees and (if the Amendments are approved by the stockholders) Directors, and must grant options to the Company's Eligible Directors and Pre-IPO Directors, subject to specified terms and conditions and in accordance with a specified formula. Options granted to Key Employees (other than consultants) may be either incentive stock options ("ISOs") intended to meet the requirements of Section 422 of the Code or non-qualified stock options ("NQSOs") not meeting the requirements of Section 422 of the Code. Options granted to Directors and consultants are NQSOs.


     The 1995 Plan provides that it may be administered by the Board of Directors or, except with regard to director awards, a committee appointed by the Board (the "Committee"). The Board has designated the Stock Option Committee to administer the 1995 Plan. Subject to the terms of the 1995 Plan, the Committee will determine the Key Employees who will receive grants of options, the number of shares of Common Stock subject to each option, the grant date, the expiration date and the terms and conditions for the options. Options granted to Eligible Directors and Pre-IPO Directors are governed by the formula discussed below. The Committee has the authority to construe and interpret the provisions of the 1995 Plan and the options granted thereunder. Each grant of options are to be evidenced by a stock option agreement executed by the Company and the Director, Eligible Director, Pre-IPO Director or Key Employee, as the case may be, at the time of grant, in accordance with the terms and conditions of the 1995 Plan.


     An option granted to a Key Employee expires on the date determined by the Committee, which date may not exceed ten years from the date the option is granted (or, in the case of a Ten Percent Stockholder (as defined below) who receives ISOs, five years). Unless otherwise specified by the Committee for a particular grant, options granted to Key Employees vest equally over four years, commencing on the first anniversary of the date of grant, in each case assuming the recipient has been continuously employed by the Company or certain subsidiaries during that time.

     If a Key Employee's employment or service with the Company or its subsidiaries is terminated for any reason other than death or disability or a discharge for cause, any outstanding option, to the extent that it was exercisable on the date of such termination, may be exercised by the holder within three months after such termination (or such shorter time as may be specified by the Committee), but in no event later than the expiration of the option. If a Key Employee dies or becomes totally and permanently disabled while an employee of the Company or a subsidiary, or dies within three months after the Key Employee ceases to be such an employee, any outstanding option, to the extent that it has vested may be exercised by the Key Employee (his estate, or by the person to whom the option is transferred by will or the laws of descent and distribution, as the case may be) within the period of one year after the date of death or the date the Key Employee ceases to be an employee because of such disability (or within such lesser period as may be specified by the Committee) but in no event later than the expiration of the option. If a Key Employee is discharged for "cause" (as defined in the 1995 Plan), the right of such Key Employee to exercise an option will terminate immediately upon cessation of such services.


     Prior to the Amendments, the formula pursuant to which Eligible Directors were granted options under the 1995 Plan provided that on the first business day following the 1998 Annual Meeting and the first business day following each annual meeting of stockholders thereafter during the term of the 1995 Plan, each person who was elected as a director after that meeting and was an Eligible Director, and each person who continued to serve as director after that meeting and was an Eligible Director, would be granted an option to purchase 10,000 shares of Common Stock (the "Eligible Director Options") in recognition of service as a director. Each person who was elected as a director at any time other than at an Annual Meeting of Stockholders also received options to purchase 10,000 shares of Common Stock on the date of such election in lieu of the Eligible Director options to be granted after the Company's next Annual Meeting. The 1995 Plan also automatically grants to each Pre-IPO Director on the first business day following the 1998 Annual Meeting of Stockholders and on the first business day following each successive Annual Meeting of Stockholders (to the extent such Pre-IPO Director continues to serve as a director after that meeting), an option under the 1995 Plan to purchase 5,000 shares of Common Stock (the "Pre-IPO Director Options" and, together with the Eligible Director Options, the "Director Options"). Pursuant to the Amendments, the Eligible Director Options are being reduced, subject to stockholder approval, from an annual grant of options to purchase 10,000 shares to an annual grant of options to purchase 5,000 shares. Director Options expire ten years from the date of grant and vest ratably over three years commencing on the first anniversary of the date of grant, assuming that the recipient continuously serves as a director during that time. All vested options granted to the directors under the 1995 Plan remain exercisable until their expiration date.


     The 1995 Plan, as amended by the Amendments, provides that the Board of Directors may, in its sole discretion, grant additional options to the Directors. The terms of any such option shall be such terms as shall be determined by the Board of Directors and as set forth in the option agreement, although the expiration date shall not exceed ten years from the date that the option is granted.


     Options granted under the 1995 Plan must be exercised within ten years of grant date, except that an ISO granted to a person owning more than 10% of the total combined voting power of all classes of stock of the Company or of certain subsidiaries of the Company (a "Ten Percent Stockholder") must be exercised within five years of the grant date. The exercise price of each option granted under the 1995 Plan shall be the fair market value per share of the Common Stock on the date the option is granted. For ISOs granted to a Ten Percent Stockholder, the exercise price cannot be less than 110% of the fair market value (the "Fair Value") per share of Common Stock. The exercise price may be paid in cash (by check) by transferring shares of Common Stock owned by the option holder and having a Fair Value on the date of surrender equal to the aggregate exercise price of the option, or solely with respect to options granted to Key Employees by cash payments in installments or pursuant to a full recourse promissory note, in either case, upon the terms and conditions as the Committee determines. Upon the exercise of any option, the Company is required to comply with all applicable withholding tax requirements.

     Subject to the stockholders' approval of the Amendments, the maximum number of options which may be granted to any employee under the 1995 Plan during any calendar year shall not exceed 100,000.

     The Board may amend or terminate the 1995 Plan at any time and in any respect, except that the Board or the Committee cannot, without the approval of the stockholders of the Company, amend the 1995 Plan if stockholder approval is required pursuant to Sections 162(m) or 422 of the Code. No amendment of the 1995 Plan, without the option holder's consent, may adversely affect any options previously granted him or her.

     As of April 2, 1999, options to purchase 745,537 shares of Common Stock have been granted under the 1995 Plan to a total of 58 employees at exercise prices ranging from $2.00 to $5.00. As of April 2, 1999, the market value of a share of Common Stock was $2.9375.


     The table below indicates stock options that have been granted during the 1998 fiscal year under the 1995 Plan to (i) each person named in the Summary Compensation Table appearing earlier in this Proxy Statement, (ii) all current executive officers of the Company as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees of the Company, including all current officers of the Company who are not executive officers of the Company, as a group:


         1995 Stock Incentive Plan Benefits Granted During Fiscal 1998




Name and Position                                              Dollar Value ($)(1)     Number of Shares
-----------------------------------------------------------   ---------------------   -----------------
Barry R. Edwards ..........................................            5,327                12,175
 President and Chief Executive Officer
Max L. Mendelsohn .........................................            6,847                15,650
 Chairman
Cornel C. Spiegler ........................................            4,756                10,870
 Chief Financial Officer and Vice President--Administration
Joseph A. Storella ........................................            4,375                10,000
 Vice President -- Operations
Marc M. Feinberg ..........................................               --                    --
 Vice President -- Quality Assurance and Regulatory Affairs
Seymour Hyden, Ph.D .......................................               --                    --
 Vice President -- Scientific and Technical Affairs
Executive Officers as a Group .............................           22,256                50,870
Non-Executive Officer Director Group ......................            8,750                10,000
Non-Executive Officer Employee Group ......................            1,706                 9,100

------------
(1) The closing price of the Common Stock on the Nasdaq SmallCap Market on March 16, 1999 was $2.4375. The dollar value listed is the excess, if any, of the closing price of the Common Stock on March 16, 1999 over the exercise price of the options.


Federal Income Tax Consequences


     An optionee will not realize taxable income upon the grant of an option. In general, the holder of an NQSO will realize ordinary income when the option is exercised equal to the excess of the fair market value of the stock over the exercise price (i.e. the option spread). If an option is exercised within six months after the date of grant and if the optionee is subject to the six month restrictions on sale of Common Stock under Section 16(b) of the Securities Exchange Act of 1934, as amended, the optionee generally will realize ordinary income on the date the restrictions lapse, unless an early income recognition election is made. Upon a later sale of the stock, an optionee will realize capital gain or loss equal to the difference between the selling price and the sum of the exercise price plus the amount of the ordinary income realized at the time of exercise. Subject to the limitation under Section 162(m) of the Code (as described below), the Company generally will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of option.

     The holder of an ISO will not realize taxable income upon the grant or exercise of an option (although, upon exercise, the option spread is included in income for purpose of the alternative minimum tax). If the stock acquired upon exercise of the ISO is sold or otherwise disposed of within two years from the option grant date or within one year from the exercise date and the holder is employed by the Company (or certain subsidiaries) at all times beginning on the grant date and ending on the date three months (or, in the case of total and permanent disability, one year) prior to the exercise date, then, in general, gain realized on the sale is treated as ordinary income to the extent of the option spread at the exercise date, and the Company receives, subject to
Section 162(m) of the Code, a corresponding deduction. Any remaining gain is treated as capital gain. If such stock is sold after the one-and-two-year holding periods described in the preceding sentence, then any gain or loss realized upon the sale will be capital gain or loss and the Company will not be entitled to a deduction. A special basis adjustment applies to reduce the gain for alternative minimum tax purposes.

     In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation paid in excess of $1,000,000 per taxable year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one if these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any employee during a specified period and the plan under which options are granted is approved by stockholders and is administered by a committee comprised of "outside directors" within the meaning of Section 162(m). The 1995 Plan, as amended by the Amendments, is intended to satisfy these requirements with respect to Options.


The Amendments to the 1995 Plan


     The Board of Directors believes that the approval of the Amendments will serve the best interest of the Company and its stockholders. The Board of Directors believes that the amendment to increase the number of shares which may be issued under the 1995 Plan will permit the Committee and the Board of Directors to exercise needed flexibility in the administration of the 1995 Plan and the granting of options thereunder. In addition, the Board of Directors believes that the ability to grant additional options will help attract, motivate and retain key employees who are in a position to contribute to the successful conduct of the business and affairs of the Company as well as stimulate in such individuals an increased desire to render greater service to the Company. The Board of Director further believes that the amendments that provide for the reduction of the annual grant of Director Options from 10,000 options to 5,000 options and the provision for discretionary option grants for Directors will enable the Board of Directors to encourage continued service by such individuals while recognizing particular efforts on the part of certain individuals from time to time. The full text of the proposed amendments, indicating the proposed language to be deleted or inserted, is attached hereto as Appendix A.


     Accordingly, the Board of Directors recommends that the stockholders approve the following resolutions:


     RESOLVED, that the 1995 Plan be amended by restating paragraph (a) of
Section 2 thereof to read in its entirety as follows:


        "(a) Types of Awards. Under the Plan, the Company may in its sole discretion grant, with respect to the Company's common stock, par value $.01 per share ("Common Stock") Options ("Options") to key employees and consultants (together, the "Key Employees") and to directors of the Company (the "Directors"), each as authorized by action of the Board of

        Directors of the Company (or, except in the case of grants to Directors, a committee designated by the Board of Directors), and in addition to the foregoing, the Company shall, subject to the terms and conditions hereof, grant to each director of the Company who is not an employee and who was not a director on or before September 1, 1995 (an "Eligible Director") and to each director of the Company who is not an employee and who was a director on or before September 1, 1995 (a "Pre-IPO Director"), Options in accordance with the formula set forth in Section 7 hereof. As used in the Plan, an "Award" shall mean an Option and an "Award Owner" shall mean the owner of an Option. Options granted pursuant to the Plan to Key Employees (including 10% stockholders of the Company and its Subsidiaries but excluding consultants) may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory options ("Non-Statutory Stock Options"), which are not intended to or do not meet the requirements of Code Section 422. All Options granted to Directors and consultants pursuant to the Plan shall be only Non-Statutory Stock Options."

     RESOLVED, that the 1995 Plan be amended by restating subparagraph (ii) of paragraph (a) of Section 3 thereof to read in its entirety as follows:

        "(ii) A Key Employee (other than a consultant) may be granted Incentive Stock Options and/or Non-Statutory Stock Options. Directors and consultants may only be granted Non-Statutory Stock Options. A Key Employee or Director who has been granted an Award may, if he or she is otherwise eligible, be granted one or more additional Awards if the Committee shall so determine."

     RESOLVED, that the Plan be amended by restating Section 4 thereof to read in its entirety as follows:

        "Subject to adjustment as provided in Section 13 below, the maximum number of shares of Common Stock of the Company that may be issued and sold pursuant to Options granted under the Plan is 950,000 shares in the aggregate (one share per Option). The maximum number of shares of Common Stock with respect to which Options may be granted under the Plan to any Key Employee shall not exceed 100,000 shares during any calendar year."

     RESOLVED, that the 1995 Plan be amended by adding the following new paragraph (h) to Section 6 thereof:

        "(h) Except as set forth in Section 7, any Director of the Company shall be granted Awards only if such person has been selected for participation and the terms and provisions of such Awards have been determined by the Board of Directors. The purchase price per share of stock issuable upon the exercise of an Option granted pursuant to this
        Section 6(h) shall be the Fair Value on the date that such Option is granted. Each Award to a Director shall expire on such date as the Board of Directors shall determine on the date such Award is granted, but in no event after the expiration of ten (10) years from the date on which such Award is granted, and in all cases each Award shall be subject to earlier termination as provided in the Plan.

        An Award granted to a Director may be exercised, and payment shall be made upon exercise of such Award, only to the extent that such Award has vested. Awards shall vest in accordance with the schedule or terms set forth in the Award agreement executed by the Award Owner and a duly authorized officer of the Company. The Board of Directors may accelerate the vesting of any Option granted pursuant to this Section 6(h). Unless otherwise determined by the Board of Directors, if a Director ceases to serve as a director of the Company, the Options that have been previously granted to that Director pursuant to this Section 6(h) and that are vested as of the date of such cessation may be exercised by the Director after the date such Director ceases to be a director of the Company or Subsidiary. If a Director dies while a director of the Company, the Options that have been previously granted to that Director and that are vested as of the date of such death may be exercised by the administrator of the Director's estate, or by the person to whom such Options are transferred by will or the laws of descent and distribution. In no event, however, may any Option be exercised after the expiration date of such Option. Any Option or portion thereof that is not exercised during the applicable time period specified above shall be deemed terminated at the end of the applicable time period for purposes of Section 4 hereof."

     RESOLVED, that the 1995 Plan be amended by restating paragraph (a) of
Section 7 thereof to read in its entirety as follows:

        "(a) Non-discretionary Grants. Notwithstanding anything to the contrary contained in this Plan, Eligible Directors shall be granted Options ("Director Options") as follows: (i) immediately prior to the initial public offering of shares of Common Stock, each Eligible Director shall be granted 30,000 Director Options to purchase 30,000 shares of Common Stock in the aggregate, subject to vesting as provided in Section 7(d) below, (ii) on the first business day following the annual meeting of stockholders of the Company to elect directors in 1996, and thereafter until the first business day following the annual meeting of stockholders of the Company to elect directors in 1998, each Eligible Director shall be granted 10,000 Director Options to purchase 10,000 shares of Common Stock in the aggregate, subject to vesting as provided in Section 7(d) below, and (iii) on the first business day following the annual meeting of stockholders of the Company to elect directors in 1999, and thereafter on the first business day following each successive annual meeting of stockholders, so long as Director Options remain available for grant, each person who is elected as a director at that meeting and is an Eligible Director, and each person who continues to serve as a director after that meeting, and is an Eligible Director, shall be granted 5,000 Director Options to purchase 5,000 shares of Common Stock in the aggregate, subject to vesting as provided in
        Section 7(d) below, and (iv) on the first business day following the annual meeting of stockholders to elect directors in 1998, and thereafter on the first business day following each successive annual meeting of stockholders, so long as Director Options remain available for grant, each Pre-IPO Director who continues to serve as a director after that meeting shall be granted 5,000 Director Options to purchase 5,000 shares of Common Stock in the aggregate, subject to vesting as provided in Section 7(d) below. Notwithstanding the foregoing, each person who is elected as a director at any time after the date of the annual meeting of stockholders and is an Eligible Director shall be granted, on the effective date of such election, 5,000 Director Options to purchase 5,000 shares of Common Stock in the aggregate, subject to vesting as provided in Section 7(d) below, so long as Director Options remain available for grant. Such Director Options shall be granted in lieu of the Director Options which would otherwise be granted to such Eligible Director on the first business day following the next annual meeting of the stockholders pursuant to the first sentence of this
        Section 7(a)."

     RESOLVED, that the 1995 Plan be amended by replacing, except to the extent appearing in the foregoing restrictions, all occurrences of the phrase "Key Employee" appearing in the 1995 Plan and the exhibits thereto with the phrases "Key Employee and Director" or "Key Employee or Director" as the context shall reasonably dictate to effectuate the changes contemplated by the foregoing resolutions.

Vote Required

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for adoption of the proposed Amendments to the 1995 Plan.

     THE BOARD OF DIRECTORS DEEMS PORPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                     PROPOSAL NO. 3--APPROVAL OF AMENDMENT
                      TO THE CERTIFICATE OF INCORPORATION
                  TO INCREASE THE NUMBER OF AUTHORIZED SHARES

     Under its Certificate of Incorporation, the Company is presently authorized to issue 10,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock. As of March 16, 1999, approximately 7,254,053 shares of Common Stock, 9,000 shares of Series C Preferred, and 30,000 shares of Series D Preferred were outstanding. An additional approximately 3,760,537 shares Common Stock were reserved for issuance upon conversion of the Series C Preferred and Series D Preferred and currently outstanding option and warrants. For the reasons set forth below, the Company is requesting that the stockholders authorize the amendment (the "Charter Amendment") to increase the number of authorized shares of Common Stock by 7,000,000 shares to a total of 17,000,000 shares.


The Financing Commitment

     On March 2, 1999, the Company entered into agreements to sell an aggregate of 50,000 shares of Series D Preferred and warrants to purchase an aggregate of 625,000 shares of Common Stock (the "Warrants") to two investment funds, for an aggregate purchase price of $5 million. Pursuant to the agreements, the initial $3 million of Series D Preferred was sold on March 2, 1999 (the "First Closing"). The remaining $2 million of Series D Preferred to be sold by the Company (the "Second Closing") is scheduled to close prior to June 30, 1999 and is contingent upon the authorization by the Company's stockholders of sufficient additional shares of Common Stock to permit exercise in full of all shares of Series D Preferred and all of the Warrants. The Series D Preferred is convertible into Common Stock at $2.00 per share of Common Stock , subject to certain antidilution protections. The Series D Preferred ranks senior to the Common Stock, and junior to the Series C Preferred, upon liquidation or other distribution of the Company's assets. Except as otherwise provided by law, holders of the Series D Preferred vote with the holders of Common Stock on an as-converted basis and are entitled to elect up to three directors. The Series D Preferred has certain redemption rights and registration rights as well as various customary terms and covenants for investments of this nature.


Purpose of the Charter Amendment

     The Board of Directors recommends stockholder approval of the Charter Amendment to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock to 17,000,000 shares. Upon conversion of the outstanding shares of Series C Preferred, the conversion of the shares of Series D Preferred issued at the First Closing, and exercise of outstanding warrants and options of the Company, the Company will have approximately 11,014,590 shares of Common Stock outstanding (assuming for purposes of the Series C and Series D Preferred, a conversion price of $2.00 per share). The authorization of additional shares would therefore be beneficial to the Company in that it would permit the Company to consummate the Second Closing, thereby providing the Company with additional funds for working capital purposes deemed advisable by the Company's management and Board of Directors. The additional 7,000,000 shares of Common Stock proposed to be authorized should also provide the Company with sufficient flexibility to permit future investments, should such investments be necessary or desirable, and the grant of incentive and business-related stock options and warrants. Approval by the Company's stockholders of the increase in authorized shares is a condition of the Second Closing for the final $2,000,000 investment in Series D Preferred. Stockholders affiliated with Robert Fleming Inc., a 20.5% stockholder of the Company, are the investors in the Second Closing. In addition, Messrs. Burr and Edwards, director nominees, are officers of Fleming Capital Management, a subsidiary of Robert Fleming, Inc.

     Accordingly, the Board of Directors recommends that the stockholders approve the following resolution:

     RESOLVED, that subparagraph (a) of paragraph FOURTH of the Company's Restated Certificate of Incorporation be amended and replaced in its entirety with the following:

     "FOURTH:

     Section 1. Authorization.

     (a) The total number of shares of all classes of stock which the Corporation shall have the authority to issues is Nineteen Million (19,000,000) shares, consisting of (i) Seventeen Million (17,000,000) shares of Common Stock, $.01 par value per share (the "Common Stock"), and (ii) Two Million (2,000,000) shares of designated preferred stock, $.01 par value per share (the "Preferred Stock")."

     If the Charter Amendment is approved, all or any part of the additional authorized but unissued shares may be issued without further approval by the stockholders, for such purposes and on such terms as the Board of Directors may determine. Holders of the Company's Common Stock do not have any preemptive rights to subscribe for the purchase of any shares of Common Stock, which means that current stockholders do not have a prior right to purchase any new issue of Common Stock to maintain their proportionate ownership interest in the Company.


Vote Required

     The affirmative vote of the holders of a majority of the shares outstanding is required for adoption of the proposed amendment to the Certificate of Incorporation.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.


                  PROPOSAL NO. 4--RATIFICATION OF APPOINTMENT
                          OF INDEPENDENT ACCOUNTANTS

     The stockholders will be asked to ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company for the fiscal year ending December 31,1999. PricewaterhouseCoopers LLP audited the financial statements of the Company for the fiscal year ended December 31, 1998. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from stockholders.


Vote Required

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 1999.


     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 4 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.


                             STOCKHOLDER PROPOSALS


     All stockholder proposals which are intended to be presented at the Annual Meeting of Stockholders of the Company to be held in 2000 must be received by the Company no later than December 15, 1999 for inclusion in the Board of Directors' proxy statement and form of proxy relating to that meeting.

                                OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

     The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please sign the proxy and return it in the enclosed envelope.


                                                  By Order of the Board of
                                                  Directors



                                                  CORNEL C. SPIEGLER
                                                  Secretary


Dated: April 14, 1999

                                                                     APPENDIX A


     Below is the text of the portion of the Company's 1995 Plan as proposed to be amended pursuant to Proposal No. 2. Proposed language to the 1995 Plan which is being submitted to the stockholders for approval is set forth underlined and the language proposed to be deleted is set forth in brackets.


1. Purpose.


     The purpose of this plan (the "Plan") is to secure for Global Pharmaceutical Corporation (the "Company"), and its stockholders, the benefits arising from the ownership of stock options by directors, consultants and key employees (including, without limitation, officers of the Company or Subsidiaries (as defined in Section 18 hereof) who are expected to contribute to the Company's future growth and success.


2. Types of Plan Benefits and Administration


     (a) Types of Awards.Under the Plan, the Company may in its sole discretion grant, with respect to the Company's common stock, par value $.01 per share ("Common Stock") Options ("Options") to key employees and consultants (together, the "Key Employees") and to directors of the Company (the "Directors"), each as authorized by action of the Board of Directors of the Company (or, except in the case of grants to Directors, a committee designated by the Board of Directors), and in addition to the foregoing, the Company shall, subject to the terms and conditions hereof, grant to each director of the Company who is not an employee and who was not a director on or before September 1, 1995 (an "Eligible Director") and to each director of the Company who is not an employee and who was a director on or before September 1, 1995 (a "Pre-IPO Director"), Options in accordance with the formula set forth in
Section 7 hereof. As used in the Plan, an "Award" shall mean an Option and an "Award Owner" shall mean the owner of an Option. Options granted pursuant to the Plan to Key Employees (including 10% stockholders of the Company and its Subsidiaries but excluding consultants) may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory options ("Non-Statutory Stock Options"), which are not intended to or do not meet the requirements of Code Section 422. All Options granted to Directors and consultants [Eligible Directors and Pre-IPO Directors] pursuant to the Plan shall be only Non-Statutory Stock Options.


3. Eligibility


     (ii) A Key Employee (other than a consultant) may be granted Incentive Stock Options and/or Non-Statutory Stock Options. Directors and consultants may only be granted Non-Statutory Stock Options. A Key Employee or Director who has been granted an Award may, if he or she is otherwise eligible, be granted one or more additional Awards if the Committee shall so determine.


4. Stock Subject to Plan


     Subject to adjustment as provided in Section[s] 13 [and 14] below, the maximum number of shares of Common Stock of the Company that may be issued and sold pursuant to Options granted under the Plan is [750,000] 950,000 shares in the aggregate (one share per Option). The maximum number of shares of Common Stock with respect to which Options may be granted under the Plan to any Key Employee shall not exceed 100,000 shares during any calendar year.


6. Grants and Awards to Key Employees and Directors


     (h) Except as set forth in Section 7, any Director of the Company shall be granted Awards only if such person has been selected for participation and the terms and provisions of such Awards have been determined by the Board of Directors. The purchase price per share of stock issuable upon the exercise of an Option granted pursuant to this Section 6(h) shall be the Fair Value on the date that such Option is granted. Each Award to a Director shall expire on such date as the Board of Directors shall determine on the date such Award is granted, but in no event after the expiration of ten (10) years from the date on which such Award is granted, and in all cases each Award shall be subject to earlier termination as provided in the Plan.

     An Award granted to a Director may be exercised, and payment shall be made upon exercise of such Award, only to the extent that such Award has vested. Awards shall vest in accordance with the schedule or terms set forth in the Award agreement executed by the Award Owner and a duly authorized officer of the Company. The Board of Directors may accelerate the vesting of any Option granted pursuant to this Section 6(h). Unless otherwise determined by the Board of Directors, if a Director ceases to serve as a director of the Company, the Options that have been previously granted to that Director pursuant to this
Section 6(h) and that are vested as of the date of such cessation may be exercised by the Director after the date such Director ceases to be a director of the Company or Subsidiary. If a Director dies while a director of the Company, the Options that have been previously granted to that Director and that are vested as of the date of such death may be exercised by the administrator of the Director's estate, or by the person to whom such Options are transferred by will or the laws of descent and distribution. In no event, however, may any Option be exercised after the expiration date of such Option. Any Option or portion thereof that is not exercised during the applicable time period specified above shall be deemed terminated at the end of the applicable time period for purposes of Section 4 hereof.

7. Non-discretionary Formula Grants of Awards to Eligible Directors

     (a) Non-discretionary Grants. Notwithstanding anything to the contrary contained in this Plan, Eligible Directors shall be granted Options ("Director Options") as follows: (i) immediately prior to the initial public offering of shares of Common Stock, each Eligible Director shall be granted 30,000 Director Options to purchase 30,000 shares of Common Stock in the aggregate, subject to vesting as provided in Section 7(d) below, (ii) on the first business day following the annual meeting of stockholders of the Company to elect directors in 1996, and thereafter [on] until the first business day following [each successive] the annual meeting of stockholders of the Company to elect directors in 1998, each Eligible Director shall be granted 10,000 Director Options to purchase 10,000 shares of Common Stock in the aggregate, subject to vesting as provided in Section 7(d) below, and (iii) on the first business day following the annual meeting of stockholders of the Company to elect directors in 1999, and thereafter on the first business day following each successive annual meeting of stockholders, so long as Director Options remain available for grant, each person who is elected as a director at that meeting and is an Eligible Director, and each person who continues to serve as a director after that meeting, and is an Eligible Director, shall be granted 5,000 Director Options to purchase 5,000 shares of Common Stock in the aggregate, subject to vesting as provided in Section 7(d) below, and (iv) on the first business day following the annual meeting of stockholders to elect directors in 1998, and thereafter on the first business day following each successive annual meeting of stockholders, so long as Director Options remain available for grant, each Pre-IPO Director who continues to serve as a director after that meeting shall be granted 5,000 Director Options to purchase 5,000 shares of Common Stock in the aggregate, subject to vesting as provided in Section 7(d) below. Notwithstanding the foregoing, each person who is elected as a director at any time after the date of the annual meeting of stockholders and is an Eligible Director shall be granted, on the effective date of such election, [10,000] 5,000 Director Options to purchase [10,000] 5,000 shares of Common Stock in the aggregate, subject to vesting as provided in Section 7(d) below, so long as Director Options remain available for grant. Such Director Options shall be granted in lieu of the Director Options which would otherwise be granted to such Eligible Director on the first business day following the next annual meeting of the stockholders pursuant to the first sentence of this Section 7(a).


Change throughout the 1995 Plan

     All occurrences of the phrase "Key Employee" appearing in the 1995 Plan and the exhibits thereto are hereby changed to refer to "Key Employee and Director" or "Key Employee or Director" as the context shall reasonably dictate to effectuate the changes contemplated hereby.

                       GLOBAL PHARMACEUTICAL CORPORATION
This Proxy Is Solicited By The Board Of Directors For The Annual Meeting Of
                    Stockholders To Be Held On May 12, 1999

     The undersigned, a stockholder of Global Pharmaceutical Corporation (the "Corporation"), hereby constitutes and appoints Barry R. Edwards and Cornel C. Spiegler and each of them, the true and lawful proxies and attorneys-in-fact of the undersigned, with full power of substitution in each of them, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on Wednesday, May 12, 1999, and at any and all adjournments or postponements thereof, as follows:
(1) ELECTION OF DIRECTORS
     / / FOR the nominees listed below/ /WITHHOLDING AUTHORITY
   (except as marked to the contrary below)to vote for all the nominees listed below
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
Nominees: Robert L. Burr, Philip R. Chapman, Barry R. Edwards, David J.
Edwards, Gary Escandon, George F. Keane, Michael Markbreiter, Max L.
Mendelsohn, John W. Rowe and Udi Toledano
(2) PROPOSAL FOR THE APPROVAL OF CERTAIN AMENDMENTS TO THE COMPANY'S 1995 STOCK INCENTIVE PLAN.
                      / / FOR   / / AGAINST   / / ABSTAIN
(3) PROPOSAL FOR THE ADOPTION OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES.
                      / / FOR   / / AGAINST   / / ABSTAIN
(4) PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
                      / / FOR   / / AGAINST   / / ABSTAIN
(5) In their discretion, upon such other business as may properly come before the meeting and any and all adjournments and postponements thereof.
                                                    (Continued on reverse side.)

(Continued)

     Shares represented by this Proxy will be voted in accordance with the instructions indicated in items 1, 2, 3, 4 and 5 above. If no instruction is indicated, this Proxy will be voted FOR all listed nominees for directors and FOR Proposals 2, 3 and 4.

     Any and all proxies heretofore given by the undersigned are hereby revoked.

                                          Dated:
                                                 ------------------------------

                                          -------------------------------------

                                          -------------------------------------

                                          Please sign exactly as your name(s)
                                          appear hereon. If shares are held by
                                          two or more persons each should sign.
                                          Trustees, executors and other
                                          fiduciaries should indicate their
                                          capacity. Shares held by corporations,
                                          partnerships, associations, etc.
                                          should be signed by an authorized
                                          person, giving full title or
                                          authority.

           Please Date, Sign and Mail in the Enclosed Reply Envelope